                                                                  Exhibit 10.02

                        REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of February 22, 1994, among ADELPHIA COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), and SALOMON BROTHERS INC, a Delaware corporation (the "Purchaser").

          This Agreement is made pursuant to the Purchase Agreement, dated February 14, 1994, between the Company and the Purchaser (the "Purchase Agreement"), which provides for the sale by the Company to the Purchaser of an aggregate of $150,000,000 principal amount of the Company's 9-1/2% Senior Pay-In-Kind Notes due 2004, Series A. In order to induce the Purchaser to enter into the Purchase Agreement and for the benefit of the holders from time to time of the Securities (including the Purchaser) (each of the foregoing a "Holder" and collectively the "Holders"), the Company has agreed to provide to the Purchaser and its direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

             In consideration of the foregoing, the parties hereto agree as follows:

          1.  Definitions.  As used in this Agreement, the following capitalized
              -----------
defined terms shall have the following meanings:

          "1993 Act" means the Securities Act of 1933, as amended from time to
           --------
time.

          "1934 Act" means the Securities Exchange Act of 1934, as amended from
           --------
time to time.

          "Closing Date" means the Closing Date as defined in the Purchase
           ------------
Agreement.

          "Company" has the meaning set forth in the preamble and also includes
           -------
the Company's successors.

          "Exchange Offer" means the exchange offer by the Company of Exchange
           --------------
Securities for Registrable Securities pursuant to Section 2(a) hereof.

          "Exchange Offer Registration" means a registration under the 1933 Act
           ---------------------------
effected pursuant to Section 2(a) hereof.

          "Exchange Offer Registration Statement" means an exchange offer
           -------------------------------------
registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchange Securities" means 9-1/2% Senior Pay-In-Kind Notes due 2004
           -------------------
issued by the Company under an indenture containing terms identical to the Securities (except that on the first Interest Payment Date, as defined in the Indenture, with respect to the Exchange Securities, the holder of Exchange Securities shall receive (i) accrued interest from the date of issuance of the Exchange Securities, with respect to the Exchange Securities and (ii) unpaid interest accrued up to, but not including, the date of issuance of the Exchange Securities, with respect to the Securities), to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

          "Exchanging Dealer" means any beneficial owner (which may include the
           -----------------
Purchaser) of Registrable Securities under the Indenture which is a broker-dealer, electing to exchange Registrable Securities acquired, for its own account as a result of market making activities or other trading activities, for Exchange Securities.

          "Exchanging Dealer Registration Period" has the meaning set forth in
           -------------------------------------
Section 2(a) hereof.

          "Indenture" means the indenture relating to the Securities dated as of
           ---------
February 22, 1994, between the Company and Bank of Montreal Trust Company, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Majority Holders" means the Holders of a majority of the aggregate
           ----------------
principal amount of outstanding Registrable Securities.

          "Person" means an individual, partnership, corporation, trust or
           ------
unincorporated organization, or a government or agency or political subdivision thereof.

          "Prospectus" means the prospectus included in a Registration
           ----------
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities or Exchange Securities, as applicable, covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Purchase Agreement" has the meaning set forth in the preamble.
           ------------------

          "Purchaser" has the meaning set forth in the preamble.
           ---------

          "Purchaser Registration Period" has the meaning set forth in Section
           -----------------------------
2(a) hereof.

          "Registrable Securities" means the Securities; provided, however, that
           ----------------------                        --------  -------
the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Registration Statement, (ii) when such Securities have been sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) when such Securities shall have ceased to be outstanding or
(iv) except with respect to Securities held by the Purchaser, upon the consummation of the Exchange Offer.

          "Registration Expenses" means any and all expenses incident to
           ---------------------
performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, Stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or Blue Sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with Blue Sky qualification of any of the Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits, "cold comfort" or special procedures letters required by or incident to such performance and compliance, but, excluding fees of counsel for the underwriters or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

          "Registration Statement" means any registration statement of the
           ----------------------
Company which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Securities" means the Company's 9-1/2% Senior Pay-In-Kind Notes due
           ----------
2004, Series A, issued pursuant to the Indenture.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Shelf Registration" means a registration effected pursuant to Section
           ------------------
2(b) hereof.

          "Shelf Registration Statement" means a "shelf" registration statement
           ----------------------------
of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers some or all of the Registrable Securities or Exchange Securities, as applicable, on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Trustee" means the trustee with respect to the Securities under the
           -------
Indenture.

          "Underwriter" means any underwriter of Registrable Securities in
           -----------
connection with an offering thereof under a Shelf Registration Statement.

          2.  Registration Under the 1933 Act.  (a)  Exchange Offer
              -------------------------------        --------------
Registration. To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company shall use its best efforts to cause to be filed an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the outstanding Registrable Securities for Exchange Securities, to have such Exchange Offer Registration Statement declared effective by the SEC and to have such Registration Statement remain effective (i) until the earlier of the close of business on the 180th day following the closing of the Exchange Offer and December 31, 1994 (such period being called the "Exchanging Dealer Registration Period"), for use by Exchanging Dealers as contemplated in Section 3(e)(ii) below and (ii) for so long as the Purchaser is required to deliver a prospectus under the 1933 Act, any rules and regulations thereunder or interpretations of the staff of the SEC (such period being called the "Purchaser Registration Period") for use by the Purchaser as contemplated in Section 3(e)(ii) below; provided, that the Exchanging Dealer
                                        --------
Registration Period shall be extended by the number of days, if any, that an Exchange Offer Registration Statement is deemed not to be effective under
Section 2(d)(i) or (ii) hereof. Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and the related Prospectus complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any related Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading. The Company further agrees, if necessary, to supplement or amend the Exchange Offer Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Exchange Offer Registration Statement or by the 1933 Act, any other rules and regulations thereunder, or interpretations of the staff of the SEC in connection with the offers and sales of the securities that, pursuant to this Agreement, are to be covered by the Exchange Offer Registration Statement.

          The Company shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC, shall keep the Exchange Offer in effect for a minimum of 30 days and, in any event, shall consummate the Exchange Offer within 120 days of the date the Exchange Offer Registration Statement is declared effective by the SEC (unless the Purchaser agrees to, or requests an extension of, such period). The Company shall commence the Exchange Offer by mailing the related Exchange Offer Prospectus and accompanying documents to each Holder stating in addition to such other disclosures as are required by applicable law:

          (i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

         (ii) the date or dates of acceptance for exchange (the latest date of acceptance for exchange shall be after a period of at least 30 days from the date such notice is mailed) (the "Exchange Date[s]");

        (iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but, except with respect to Registrable Securities held by the Purchaser, will not retain any rights under this Agreement;

         (iv) that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the latest Exchange Date; and

          (v) that Holders will be entitled to withdraw their election, not later than the close of business on the latest Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities exchanged.

          As soon as practicable after the latest Exchange Date, the Company shall:

          (i) accept for exchange Registrable Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

         (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company, and promptly authenticate and mail to each Holder, a new Exchange Security equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

          The Company shall use its best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC. The Company shall inform the Purchaser of the names and addresses of the Holders to whom the Exchange Offer is made, and the Purchaser shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

          The Company acknowledges that, pursuant to current interpretations by the SEC's staff of Section 5 of the 1933 Act and in the absence of an applicable exemption therefrom, (i) each Exchanging Dealer is required to deliver a prospectus containing the information set forth in Section 3(b) below in connection with a sale of any Exchange Securities received by such Exchanging Dealer pursuant to the Exchange Offer in exchange for Registrable Securities acquired for its own account as a result of market making activities or other trading activities and (ii) if the Purchaser elects to sell Exchange Securities acquired in exchange for Registrable Securities constituting any portion of an unsold allotment, it is required to deliver a prospectus, containing the information required by Items 507 and/or 508 of Regulation S-K under the 1933 Act, as applicable, in connection with such a sale.

          (b)  Shelf Registration.  In the event that (i) the Company determines
               ------------------
that the Exchange Offer Registration provided in Section 2(a) above is not available or may not be consummated as soon as practicable after the latest Exchange Date because it would violate applicable law or the applicable interpretations of the staff of the SEC, or (ii) the Purchaser so requests with respect to Registrable Securities held by it following consummation of the Exchange Offer, or (iii) if the Purchaser determines that any Exchange Securities received or to be received by it, pursuant to the Exchange Offer or otherwise, cannot be resold by it pursuant to the Exchange Offer Registration Statement, the Company shall use its best efforts to cause to be filed as soon as practicable after such determination or date as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, or the Purchaser of any such Registrable Securities or Exchange Securities, as applicable, and to have such Shelf Registration Statement declared effective by the SEC. The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective (i) until the third anniversary of the date such Shelf Registration Statement is declared effective by the SEC or such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, for use by the Holders of all the Registrable Securities and (ii) for so long as the Purchaser is required to deliver a prospectus with respect to resales by the Purchaser of any such Registrable Securities or Exchange Securities, as applicable, under the 1933 Act, any rules and regulations thereunder or interpretations of the staff of the SEC, for use by the Purchaser. Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and the related Prospectus complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any related Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf

Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the Holders of Registrable Securities and the Purchaser copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (c)  Expenses.  The Company shall pay all Registration Expenses in
               --------
connection with the registration pursuant to Section 2(a) or 2(b). Each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities or Exchange Securities, as applicable, pursuant to the Shelf Registration Statement.

          (d)  Effective Registration Statement.  An Exchange Offer Registration
               --------------------------------
Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, with
                                                  --------  -------
respect to use of an Exchange Offer Registration Statement by an Exchanging Dealer as contemplated in Section 2(a)(i) hereof, if, after it has been declared effective, the offering of Exchange Securities pursuant to an Exchange Offer Registration Statement (i) is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, or (ii) is not able to be effected because such Registration Statement or the related Prospectus has not been updated, in accordance with the proviso to
Section 3(j) hereof, such Registration Statement will be deemed not to be effective during the period of such interference, until Exchange Securities may again be sold by such Exchanging Dealers pursuant to such Registration Statement.

          3.  Registration Procedures.  In connection with the obligations of
              -----------------------
the Company with respect to the Registration Statements pursuant to Sections 2(a) and (b) hereof, the Company shall:

          (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and (y) shall, (i) in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and Registrable Securities and Exchange Securities by the Purchaser, as applicable, and (ii) in the case of an Exchange Offer Registration Statement, be available for the Exchange Offer and the sale of Exchange Securities by any Exchanging Dealers or the Purchaser as contemplated in Section 3(e)(ii) hereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

          (b) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the Prospectus forming a part of the Exchange Offer Registration Statement (or in substantively analogous sections thereof), and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Exchange Offer; and (iii) if requested by the Purchaser, include the information required by Items 507 and/or 508 of Regulation S-K under the 1933 Act, as applicable, in the Prospectus forming a part of the Exchange Offer Registration Statement or a posteffective amendment thereto;

          (c) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act;

          (d) (i) in the case of a Shelf Registration Statement, furnish to each Holder of Registrable Securities and the Purchaser, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference or exhibits thereto, unless requested in writing) and (ii) in the case of an Exchange Offer Registration Statement, furnish to each Exchanging Dealer or the Purchaser, as applicable, which so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference or exhibits thereto, unless requested in writing);

          (e) (i) in the case of a Shelf Registration Statement, furnish to each Holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, if any, and the Purchaser, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder, underwriter or the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities or Exchange Securities, as applicable, and (ii) during the Exchanging Dealer Registration Period and/or the Purchaser Registration Period, as applicable, promptly, deliver to each Exchanging Dealer or the Purchaser, as applicable, without charge, as many copies of the Prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer or the Purchaser, as applicable, may reasonably request for delivery by (y) such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Exchange Offer or (z) the Purchaser in connection with a sale of Exchange Securities received by it in exchange for Registrable Securities constituting any portion of an unsold allotment; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by any such Exchanging Dealer or the Purchaser, as applicable, as aforesaid;

          (f) use its best efforts to register or qualify the Registrable Securities and Exchange Securities, as applicable, under all applicable state securities or "Blue Sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement or the Purchaser, as applicable, shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder or the Purchaser, as applicable, to consummate the disposition in each such jurisdiction of such Registrable Securities or Exchange Securities, as applicable, owned by such Holder or the Purchaser; provided, however, that the
                                                   --------  -------
Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject;

          (g) notify each Holder promptly and, if requested by such Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements to a Registration Statement and Prospectus have become effective, (ii) of any request by the SEC for additional information after a Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities or Exchange Securities covered thereby, the representations and warranties of the Company obtained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities or Exchange Securities for sale in any jurisdiction or the initiation or any proceeding for such purpose, and (v) of the happening of any event during the period a Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made);

          (h) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

          (i) cooperate with the selling Holders of Registrable Securities and the Purchaser, as applicable, to facilitate the timely preparation and delivery of certificates representing Registrable Securities or Exchange Securities, as applicable, to be sold and not bearing any restrictive legends; and enable such Registrable Securities or Exchange Securities, as applicable, to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders and the Purchaser, as applicable, may reasonably request at least two business days prior to the closing of any sale of Registrable Securities or Exchange Securities, as applicable;

          (j) upon the occurrence of any event contemplated by Section 3(g)(v) hereof, use its reasonable best efforts, consistent with the Company's past practices, to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities or Exchange Securities, as applicable, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be required to
                           --------
update, pursuant to this Section 3(j), any such document during a period where the Company shall, in good faith and using reasonable business judgment, believe that such updating would materially adversely affect a publicly undisclosed ongoing transaction which is material to the Company;

          (k) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide copies of such document to the Purchaser; make reasonably available for inspection by the Purchaser and counsel for the Purchaser all relevant financial and other records, pertinent corporate documents and properties of the Company; cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Purchaser or such counsel; make such of the representatives of the Company as shall be reasonably requested by the Purchaser, available for discussion of any such Registration Statement, Prospectus or document; and provide any documents reasonably requested by counsel for the Purchaser in connection with the delivery of an opinion of counsel to the Purchaser or the Exchanging Dealers, as applicable;

          (l) obtain a CUSIP number for all Exchange Securities, or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

          (m) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA") in connection with the registration of the Exchange Securities, or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (n) in the case of any Shelf Registration Statement, if requested by any Holders of Registrable Securities or the Purchaser, use its best efforts to cause, on and as of the effective date of such Shelf Registration Statement and any post-effective amendment thereto, (x) its counsel to deliver an opinion relating to the Shelf Registration Statement (and the statements contained therein or omitted therefrom) and the Registrable Securities or Exchange Securities, as applicable, in customary form, (y) its officers to execute and deliver all customary documents and certificates requested by any underwriters of the Registrable Securities or the Purchaser, as applicable, and (z) its independent public accountants to provide to the selling Holders and any underwriter therefor and the Purchaser, as applicable, a comfort letter in customary form; and

          (o) in the case of any Exchange Offer Registration Statement, if requested by Salomon Brothers Inc or the Purchaser, as applicable, in connection with any prospectus delivery as contemplated in Section 3(e)(ii) above, use its best efforts to cause, on and as of the closing of the Exchange Offer and on and as of the effective date of any post-effective amendment to the Exchange Offer Registration Statement, (x) its counsel to deliver an opinion relating to the Exchange Offer Registration Statement (and the statements contained therein or omitted therefrom) and the Exchange Securities in customary form, (y) its officers to execute and deliver all customary documents and certificates requested by Salomon Brothers Inc or the Purchaser, as applicable, and (z) its independent public accountants to provide a comfort letter in customary form.

          In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with Items 507 and/or 508 of Regulation S-K or any other applicable rule, regulation or interpretation.

          Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities or Exchange Securities, as applicable, pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Securities, as applicable, current at the time of receipt of such notice.

          4.  Indemnification and Contribution.  (a)  The Company agrees to
              --------------------------------
indemnify and hold harmless each Purchaser, each Holder and each Person, if any, who controls such Purchaser or such Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or who is under common control with, or is controlled by, such Purchaser or such Holder, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Purchaser, Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or caused by any untrue statement or alleged untrue statement or a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Purchaser or Holder furnished to the Company in writing by such Purchaser or Holder expressly for use therein. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Purchaser and the selling Holders provided in this Section 4(a).

          (b) The Purchaser and (as a condition to such Holder's participation in such registration) each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Purchaser, each underwriter and the other selling Holders, and each of their respective directors, officers and each Person, if any, who controls the Company, the Purchaser, any underwriter or any other selling Holder within the meaning of either Section 15 of the 1933 Act or
Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to the Purchaser or such Holder, but only with reference to information relating to the Purchaser furnished to the Company in writing by the Purchaser or such Holder expressly for use in the Registration Statement, such Prospectus or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm

(in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm of attorneys (in addition to any local counsel), such firm shall be designated in writing by the indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior, to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional, release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 4 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i)(A) as between the Company, the Purchaser and the Holders on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company, the Purchaser and the Holders on the one hand and the underwriters on the other hand from the offering of the Exchange Securities or Registrable Securities included in such offering or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of the Company, the Purchaser and the Holders on the one hand and the underwriters on the other hand in connection with the statements or omissions that resulted in any losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the

Purchaser and each Holder on the other hand in such proportion as is appropriate to reflect the relative fault of the Company and of each Purchaser and Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by,the Company, the Purchasers and the Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, the Purchaser and the Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company, the Purchaser and the Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact that relates to information supplied by the Company, the Purchaser and the Holders or by the underwriters. The relative fault of the Company on the one hand and of the Purchaser and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company or by the Purchaser or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company, the Purchaser and the Holders agree that it would not be just or equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the underwriters or the Holders were
              --- ----
treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph
(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, no underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the securities purchased by such underwriter, and neither the Purchaser nor any Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Purchaser or such Holder were offered to the public exceeds the amount of any damages which such Purchaser or Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser's and Holders' obligations to contribute pursuant to this Section 4 are several in proportion to the proceeds of the offering received by such Purchaser or Holder bears to the total proceeds of the offering received by the Purchaser and all the Holders and not joint.

          5.  Miscellaneous.  (a)  No Inconsistent Agreements. The Company has
              -------------        --------------------------
not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities or the Purchaser in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders and the Purchaser hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

          (b)  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of (i) Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure, and (ii) the Purchaser, if also so affected; provided,
                                                                  --------
however, no amendment, modification or supplement or waiver or consent to the
- -------
departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities.

          (c)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 5(c), which address initially is, with respect to the Purchaser, the address set forth in the Purchase Agreement; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(c).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee at the address specified in the Indenture.

          (d)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be
                                        --------
deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

          (e)  Third Party Beneficiaries.  The Purchaser shall be a third party
               -------------------------
beneficiary to the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (f)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW RULES THEREOF.

          (i)  Severability.  In the event that any one or more of the
               ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                ADELPHIA COMMUNICATIONS
                                  CORPORATION


                                By: _______________________
                                Name:
                                Title:



Confirmed and accepted
as of the date first
above written:


SALOMON BROTHERS INC


     /s/ N. B. Peretsman
By: _______________________
Name:  N.B. Peretsman
Title: Managing Director

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                ADELPHIA COMMUNICATIONS
                                  CORPORATION


                                     /s/ James Brown
                                By: _______________________
                                Name:
                                Title: VP



Confirmed and accepted
as of the date first
above written:


SALOMON BROTHERS INC

By: _______________________
Name:
Title:

                                                            ANNEX A


                                    Annex A
                                    -------


Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Registrable Securities where such Registrable Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the earlier of the close of business on the 180th day following the Expiration Date and December 31, 1994, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                            ANNEX B



                                    Annex B
                                    -------


Each broker-dealer that receives Exchange Securities for its own account in exchange for Registrable Securities, where such Registrable Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                            ANNEX C



                              PLAN OF DISTRIBUTION
                              --------------------

          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Registrable Securities where such Registrable Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the earlier of the close of business on the 180th day following the Expiration Date and December 31, 1994 it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

          The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of Exchange Securities and any commissions or concessions received by an such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          Starting on the Expiration Date and ending on the earlier of the close of business on the 180th day following the Expiration Date and December 31, 1994, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay certain expenses incident to the Exchange Offer other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Registrable Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

          [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                            ANNEX D



                                    Rider A
                                    -------



         [_]  CHECK HERE IF YOU ARE A BROKER-DEALER
              AND WISH TO RECEIVE 10 ADDITIONAL COPIES
              OF THE PROSPECTUS AND 10 COPIES OF ANY
              AMENDMENTS OR SUPPLEMENTS THERETO.

              Name: _______________________________
              Address: ____________________________
                       ____________________________



                                    Rider B
                                    -------


If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.